EXHIBIT 99

                               MALT 03-3 (group1)
                        Whole Loan 30YR Alt-A Fixed-Rate

Deal Size                                            $81mm approx.

GWAC                                                 7.550% +/-10bps

WAM                                                  356 +/- 2 months

California                                           22.0% approx.

Avg Loan Balance                                     $226k approx.

WA LTV                                               81.6% approx.

Loan Purpose:                   Cash-Out Refi        25.0% approx.

Property Type:                  SF/PUD               42.0% approx.

Doc Type:                       Full / Alt           20.0% approx.

Occupancy:                      Investor             22.0% approx.

WA FICO                                              702 approx.

AAA Ratings                                          2 of 3 (S&P, Moodys. Fitch)

Estimated Subordination Level                        10.00% approx.

Pricing Speed                                        100% PPC

Settlement Date                                      04/30/03


                            All numbers approximate.
                   All tranches subject to 10% size variance.


The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

                               MALT 03-3 (group2)
                        Whole Loan 30YR Alt-A Fixed-Rate


Deal Size                                            $350mm approx.

GWAC                                                 7.042% +/-10bps

WAM                                                  353 +/- 2 months

California                                           33.9% approx.

Avg Loan Balance                                     $366k approx.

WA LTV                                               76.2% approx.

Loan Purpose:                   Purchase             41.9% approx.
                                Cash-Out Refi        35.4% approx.
                                Rate Term Refi       22.7% approx.

Property Type:                  SF/PUD               87.3% approx.

Doc Type:                       Full / Alt           18.6% approx.
                                Reduced / Streamline 6.1% approx.
                                NIV                  18.0% approx.
                                Low / Limited        29.3% approx.
                                NINA                 5.9% approx.
                                No Doc               22.2% approx.

Occupancy:                      Primary              90.1% approx.
                                Investor             7.5% approx.
                                Secondary            2.4% approx.

WA FICO                                              702 approx.

AAA Ratings                                          2 of 3 (S&P, Moodys. Fitch)

Estimated Subordination Level                        7.00% approx.

Pricing Speed                                        100% PPC

PPC Ramp                        10-20 CPR in 20 mths, 20 CPR thereafter

Settlement Date                                      04/30/03


                            All numbers approximate.
                   All tranches subject to 10% size variance.

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.